                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934



                               DECEMBER 18, 1997
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                           DELTIC TIMBER CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                     1-12147                   71-0795870
(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
       OF INCORPORATION)            FILE NUMBER)             IDENTIFICATION NO.)



     210 EAST ELM STREET, EL DORADO, ARKANSAS                  71730
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (870) 881-9400


                               (NOT APPLICABLE)
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item. 5.  On December 18, 1997, Deltic Timber Corporation issued $30 million of
7.54 percent Cumulative Mandatory Redeemable Preferred Equity ("the Preferred") to The Prudential Insurance Company of America. The Preferred is redeemable on December 31, 2002 at par value. Dividends are cumulative and payable quarterly beginning March 15, 1998.

          See the attached press release dated December 18, 1997 included as a part of this report as Exhibit No. 1.

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Deltic Timber Corporation



                                         By:
                                           -------------------------------
Date:  December 23, 1997                   W. Bayless Rowe, Secretary